                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 20, 2001


              Credit Suisse First Boston Mortgage Securities Corp. Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-HE20
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     333-61840                            13-3320910
-------------------------------         -----------              -------------------------------
(State or Other Jurisdiction of         (Commission              (I.R.S. Employer Identification
         Incorporation)                 File Number)                             No.)




                                11 Madison Avenue
                            New York, New York 10010
                -------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)



        Registrant's telephone number, including area code (212) 325-2000

Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-HE20 (the "Certificates").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Financial Security Assurance, Inc. and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the three years in the period ended December 31, 2000, included in the Annual Report on Form 10-K of FSA (which was filed with the Securities and Exchange Commission) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement relating to the Certificates, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.


                                      By: /s/ Helaine Hebble
                                          ------------------
                                          Name: Helaine Hebble
                                          Title: Vice President


Dated:  September 25, 2001

Exhibit Index


Exhibit                                                            Page
-------                                                            ----
23.1              Consent of PricewaterhouseCoopers LLP